Nationwide Life and Annuity Insurance Company
• Nationwide VL Separate Account - D

Prospectus supplement dated December 12, 2005 to
Prospectus dated May 1, 2005

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

Your prospectus offers the AIM VI Total Return Fund: Series I as an investment option under your contract. This investment option's board of directors voted to liquidate the fund, effective December 21, 2005. Concurrently, we will eliminate this fund as an available mutual fund investment option under your policy.

You have the opportunity to reallocate your contract value in this fund to any of the remaining available mutual fund investment options under your policy prior to the liquidation date. Absent your instructions, on the liquidation effective date, we will reallocate your contract value to the Gartmore Variable Insurance Trust - Gartmore GVIT Money Market Fund: Class I. In addition, we will change any future allocations currently directed to the AIM VI Total Return Fund Series I to the Gartmore Variable Insurance Trust - Gartmore GVIT Money Market Fund: Class I